PROSPECTUS SUPPLEMENT

FEBRUARY 12, 2016

THE GUARDIAN INVESTOR VARIABLE ANNUITY B SERIES®

THE GUARDIAN INVESTOR VARIABLE ANNUITY L SERIES®

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2015 for Guardian Investor Variable Annuity B Series and Guardian Investor Variable Annuity L Series, variable annuity contracts issued through The Guardian Separate Account R.

WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND

Effective December 15, 2015, the Wells Fargo Advantage VT Small Cap Value Fund was renamed the Wells Fargo VT Small Cap Value Fund (the “Fund”).

At a meeting held on November 17-18, 2015, the Board of Trustees of the Wells Fargo Variable Trust on behalf of the Fund approved the liquidation of the Fund. The liquidation is anticipated to occur at the close of business on or about April 29, 2016.

In anticipation of the liquidation, effective at the close of business on April 27, 2016, the Fund will no longer be available for allocation of premium payments or transfers of accumulation value.

Further, as a result of the liquidation, certain administrative programs will be impacted by the April 27, 2016 Fund closure and the April 29, 2016 Fund liquidation. Specifically:

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Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Fund, you may terminate your current allocation instructions and provide new allocation instructions prior to April 27, 2016. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Fund with the Fidelity VIP Government Money Market Portfolio (Service Class 2) at the close of business April 27, 2016.

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Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Fund, you may terminate your current instructions and provide new allocation instructions prior to April 27, 2016. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the Fund with the Fidelity VIP Government Money Market Portfolio (Service Class 2) on April 27, 2016.

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Premium Allocation Instructions: If you have premium allocation instructions on file that include the Fund, you may change those allocation instructions by providing new allocation instructions at any time. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Fund with the Fidelity VIP Government Money Market Portfolio (Service Class 2) on April 27, 2016.

You may also provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your variable annuity contract is in-force.

As disclosed above, the Fund will no longer be available for allocation of premium payments or allocations of accumulation value at the close of business on April 27, 2016. Any accumulation value in variable annuity contracts that is allocated to the Fund at the close of business on April 29, 2016 will be transferred to the Fidelity VIP Government Money Market Portfolio (Service Class 2), and that portion of any net premium allocation that is allocated to the Fund will instead be allocated to the Fidelity VIP Government Money Market Portfolio (Service Class 2).

COLUMBIA FUNDS VARIABLE INSURANCE TRUST II

Effective November 20, 2015, the Columbia Variable Portfolio – Marsico Growth Fund and Columbia Variable Portfolio – Marsico 21st Century Fund were renamed the Variable Portfolio – Loomis Sayles Growth Fund II and the Columbia Variable Portfolio – Large Cap Growth Fund II, respectively (the “Funds”).

In December 2015, the Board of Trustees of the Funds approved a proposal to merge the Variable Portfolio – Loomis Sayles Growth Fund II into the Variable Portfolio – Loomis Sayles Growth Fund and the Columbia Variable Portfolio – Large Cap Growth Fund II into the Columbia Variable Portfolio – Large Cap Growth Fund. The merger is anticipated to occur at close of business on or about April 29, 2016.

The mergers are subject to certain conditions, including approval by the shareholders of the Funds. More information about the Variable Portfolio – Loomis Sayles Growth Fund and the Columbia Variable Portfolio – Large Cap Growth Fund and the definitive terms of each of the proposed mergers will be included in proxy materials which will be provided to any contract owners with accumulation value allocated to either of the Funds on the record date.

This Supplement Should Be Retained With Your Prospectus For Future Reference.